Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated November 18, 2021
The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses and Statements of Additional Information for the Funds listed below:
Invesco Health Care Fund
Invesco V.I. Health Care Fund
This supplement amends the Summary Prospectuses, Statutory Prospectuses and Statements of Additional Information of the above referenced funds (the “Funds”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary Prospectuses, Statutory Prospectuses and Statements of Additional Information and retain it for future reference.
Henry Wu no longer serves as Portfolio Manager of the Funds. All references to Mr. Wu in the Summary and Statutory Prospectuses and Statements of Additional Information are hereby removed.
AIF-AVIF-SUMSTATSAI-SUP 111821